MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

                  SUPPLEMENT DATED FEBRUARY 6, 1998 TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 1997


     The name and biography of the portfolio manager for the Fund, which is listed under "Management of the Fund - Trustees and Officers," is revised by deleting the paragraph relating to Sean J. Casey and adding the following:

     Paolo H. Valle (40) - Portfolio Manager (1)(2) - First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1992 to 1997; Senior Portfolio Manager of the Investment Adviser since 1992.


Code #10418-0497ALL